Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of September 30, 2014 by and between Square 1 Bank (“Bank”) and VIVEVE, INC., a Delaware corporation (“Grantor”).

RECITALS

A.     Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement).

B.     Bank is willing to extend and to continue to extend financial accommodations to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

C.     Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement and all other agreements now existing or hereafter arising between Grantor and Bank, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement and under any other agreement now existing or hereafter arising between Bank and Grantor, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof (collectively, “Intellectual Property Collateral”).

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights in connection to which Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

1.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:	GRANTOR:

VIVEVE, INC.
150 Commercial Street
Sunnyvale, CA 94086
	By:	/s/Scott Durbin
Attention:	Title:	CFO

Address of Bank:	BANK:

SQUARE 1 BANK
406 Blackwell Street
Suite 240
Durham, NC 27701	By:	/s/Ben Colombo
Attention: Benjermin Colombo	Title:	Sr. Vice President

2.

EXHIBIT A

COPYRIGHTS

Description	Registration Number	Registration Date

None

EXHIBIT B

PATENTS

Description	Patent / Application Number	Issue / Application Date

Vaginal remodeling device and method	13/835,748	03/15/13

Vaginal remodeling device and methods	11/704,067	02/07/07

Vaginal remodeling device and methods	12/884,108	09/16/10

ALSO SEE ATTACHED PAGES.

September 22, 2014

Summary of Patent Applications being managed by ShayGlenn LLP

Our file	Title	Application No.	Filing Date	National phase date	Publication No.	Publication Date	Patent No.	Issue Date	Status
10095-701.101	VAGINAL REJUVENATION TREATMENT DEVICE AND METHODS	60/743,247	February 7, 2006						Closed
10095-701.201	VAGINAL REMODELING DEVICE AND METHODS	11/704,067	February 7, 2007		US-2007-0233191-A1	October 4, 2007			Published
10095-701.601	VAGINAL REMODELING DEVICE AND METHODS	PCT/US2007/003542	February 7, 2007		WO 2007/092610	August 16, 2007			Closed
10095-702.100	VAGINAL REMODELING DEVICE AND METHODS	61/243,686	September 18, 2009						Closed
10095-702.200	VAGINAL REMODELING DEVICE AND METHODS	12/884,108	September 16, 2010		US-2011-0178584-A1	July 21, 2011			Published
10095-702.600	VAGINAL REMODELING DEVICE AND METHODS	PCT/US2010/049045	September 16, 2010		WO 2011/034986	March 24, 2011			Closed
10095-702.AU0	VAGINAL REMODELING DEVICE AND METHODS	2010295586	September 16, 2010	March 20, 2012					Pending
10095-702.BR0	VAGINAL REMODELING DEVICE AND METHODS	BR 11 2012 006059 7	September 16, 2010	March 16, 2012					Pending
10095-702.CA0	VAGINAL REMODELING DEVICE AND METHODS	2,774,265	September 16, 2010	March 14, 2012					Pending
10095-702.CN0	VAGINAL REMODELING DEVICE AND METHODS		September 16, 2010						Unfiled
10095-702.EP0	VAGINAL REMODELING DEVICE AND METHODS	10817805.4	September 16, 2010	March 30, 2012	2477695	July 25, 2012			Published
10095-702.HK0	VAGINAL REMODELING DEVICE AND METHODS	10817805.4	September 16, 2010	August 22, 2012	2477695	July 25, 2012			Published
10095-702.IN0	VAGINAL REMODELING DEVICE AND METHODS	2321/DELNP/2012	September 16, 2010	March 16, 2012					Pending
10095-702.JP0	VAGINAL REMODELING DEVICE AND METHODS	2012-529890	September 16, 2010	March 16, 2012	2013-505069	February 14, 2013			Published
10095-702.KR0	VAGINAL REMODELING DEVICE AND METHODS	10-2012-7009840	September 16, 2010	April 17, 2012	10-2012-0100921	September 12, 2012			Published
10095-702.TW0	VAGINAL REMODELING DEVICE AND METHODS	099133093	September 29, 2010		201212879	April 1, 2012			Published

616 Dkt Summary

September 22, 2014

616

DOCKET SUMMARY from Law Offices of Albert Wai-Kit Chan, PLLC

OUR DOCKET	SUBJECT MATTER	DEADLINES / STATUS
1595	General Matters

September 9, 2011: Slides and other information sent by client.

September 12, 2011: Conference call.

September 13, 2011: File histories sent by Jim Shay.

September 22, 2011: Conference call. S. Lopez sent clarification of changes between generations 1 and 2 of invention.

September 29, 2011: Conference call.

October 2, 2011: Conference call.

November 28, 2011: Conference call.

December 2, 2011: Portfolio Status sent.

December 13, 2011: Portfolio Status and filing strategy sent.

December 16, 2011: Conference call regarding overall filing strategy.

March 13, 2012: Meeting with client at Viveve.

December 20, 2012: Conference call regarding Hong Kong Short-term patent applications.

February 20, 2013: Teleconference with P. Scheller on PCT, US and TW filings.

March 7, 2013: Teleconference with P. Scheller on assignments and filing strategy.

April 09, 2013: Teleconference with P. Scheller and S. Durbin on assignments and IP procurement.

December 19, 2013: Sent Patent Log per client’s request.

January 10, 2014: Teleconference with P. Scheller.

April 2, 2014: Sent Patent Log per client’s request.

July 10, 2014: Teleconference with P. Scheller on national stage filings for 1614-A-PCT.

	Docket Summary & Action List	July 14, 2014: Last Docket summary sent. September 22, 2014: Current Docket Summary.

1595-A	Company name (in Chinese) and related issues	March 15, 2012: Client decided on Chinese name (女康乐公司).

616 Dkt Summary

September 22, 2014

1595-B	Ownership/Assignment/ Agreement

March 29, 2012: Draft assignments sent to client for execution.

April 19, 2012: Followed up with client regarding execution of assignments.

April 23, 2012: Client placed hold on docket.

January 22, 2013: Client sent executed assignments (D. Galen to Viveve and Viveve employees to Viveve).

March 04, 2013: Client sent executed assignments (Stellartech to Viveve and Stellartech employeess to Stellartech). Assignment from Stellartech to Viveve did not contain the verbiage as proposed.

March 06, 2013: Raised assignment issues for client to follow up.

March 07, 2013: Client sent documents and agreements related to Dr. J. Parmer; Teleconference with client on assignments.

March 12, 2013: Asked client to address two assignment issues.

March 13, 2013: Client sent executed assignment (Stellartech to Viveve) containing the verbiage as proposed.

April 11, 2013: Sent draft assignment (J. Parmer to Viveve) to client.

October 08, 2013: Client informed that it would be difficult to obtain assignment from Dr. Parmer.

March 31, 2014: Client asked for assistance in evaluating a merger agreement with regard to intellectual property.

1609	Intellectual Property Agreement with a Chinese partner

November 27, 2011: Received instructions from client to draft agreement re status of partner (Donna Bella) in China to defend IP.

November 28, 2011: Draft sent to client.

December 1, 2011: Updated draft sent to client; Client needed nothing more.

July 08, 2013: Client requested to send the draft agreement; Sent draft to client.

July 12, 2013: Client indicated the previous draft agreement has not been sent to Donna Bella.

1625-TM-CN

Chinese Trademark Application for 女康乐, Application No. 10892459 for International Class 10; Application No. 10892458 for International Class 41; Application No. 10892457 for International Class 44, All Filed May 10, 2012

STATUS: REGISTERED

August 14, 2013: Trademark registered.

October 18, 2013: Sent Certificate to client.

August 13, 2023: Trademark expires.

DEADLINE:

February 13, 2023 - February 13, 2024: File renewal for Trademark.

616 Dkt Summary

September 22, 2014

1601-0-(US)	VAGINAL REMODELING DEVICE AND METHODS, U.S. Serial No. 11/704,067, Filed February 07, 2007, which claims benefit of U.S. Serial No. 60/743,247, Filed February 07, 2006

STATUS: PENDING (Prosecuted by client)

February 07, 2007: Application filed.

October 04, 2007: Application published as US20070233191A1.

April 15, 2011: Request for Continued Examination filed.

February 13, 2014: Office Action issued.

June 09, 2014: Response filed.

August 08, 2014: Office Action issued.

[OA indicates there are allowable subject matters (method)]

DEADLINES:

November 08, 2014: File Response to Office Action

February 08, 2015 (abs): File Response to Office Action

1601-(US)

VAGINAL REMODELING DEVICE AND METHODS, U.S. Serial No. 12/884,108,

Filed September 16, 2010, which claims benefit of U.S. Serial No. 61/243,686, Filed September 18, 2009

Inventors:

Jonathan B. PARMER, Ian F. SMITH, Chun-Chih CHENG, Patrick Karl HOWE, Sean Yasuo SULLIVAN, Jerome JACKSON, Stanley LEVY, Jr., Sherree Leigh LUCAS, Steven Marc LOPEZ

STATUS: PENDING (Prosecuted by client)

September 16, 2010: Application filed.

July 21, 2011: Application published as US20110178584A1.

February 6, 2014: final Office Action issued.

June 6, 2014: Response filed.

June 26, 2014: Advisory Action issued.

August 05, 2014: Response and Request for Continued Examination filed.

August 27, 2014: Office Action issued.

DEADLINES:

November 27, 2014: File Response to Office Action

February 27, 2015 (abs): File Response to Office Action

1601-(PCT)

VAGINAL REMODELING DEVICE AND METHODS, International Application No. PCT/US2010/049045, Filed September 16, 2010, which claims benefit of U.S. Serial No. 61/243,686, Filed September 18, 2009

Inventors:

Jonathan B. PARMER, Ian F. SMITH, Chun-Chih CHENG, Patrick Karl HOWE, Sean Yasuo SULLIVAN, Jerome JACKSON, Stanley LEVY, Jr., Sherree Leigh LUCAS, Steven Marc LOPEZ

STATUS: EXPIRED September 16, 2010: Application filed. March 24, 2011: Application published as WO2011/034986.

616 Dkt Summary

September 22, 2014

1601-PCT-(AU)	VAGINAL REMODELING DEVICE AND METHODS, Australian Application No. 2010295586, filed March 20, 2012, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client) March 20, 2012: National application filed. April 12, 2012: Application published as AU2010295586.

1601-PCT-(BR)	VAGINAL REMODELING DEVICE AND METHODS, Brazilian Application No. BR11 2012 006059 7, filed September 16, 2010, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client)

1601-PCT-(CA)	VAGINAL REMODELING DEVICE AND METHODS, Canadian Application No. 2,774,265, filed March 14, 2012, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client) March 14, 2012: National application filed. *Application published as CA2774265.

1601-PCT-CN	VAGINAL REMODELING DEVICE AND METHODS (修改阴道组织的仪器和方法), Chinese Application No. 201080049557.4, Filed May 18, 2012, National stage of International Application No. PCT/US2010/049045

STATUS: PENDING

March 16, 2012: English application filed.

March 21, 2012: Reported filing of English application.

May 02, 2012: Chinese application filed.

May 18, 2012: Reported filing of Chinese application.

May 24, 2012: Copy of filed Request for Examination sent to client.

October 15, 2012: Notice of International Applications Entering the National Phase issued.

October 16, 2012: Notice reported to client.

March 13, 2013: Application published as CN102971047A.

March 20, 2013: Notice of Publication and Entry into Substantive Examination issued.

October 08, 2013: Client informed that it would be difficult to obtain assignment from Dr. Parmer.

April 08, 2014: Request for updating applicant’s address filed and reported to client.

April 22, 2014: Notice of Granting Request for Changing Applicant's Address issued; reported to client.

Potential assignment issue with J. Parmer

Waiting for Office Action

616 Dkt Summary

September 22, 2014

1601-PCT-(EP)	VAGINAL REMODELING DEVICE AND METHODS, European Application No. 2010817805, filed March 30, 2012, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client) March 30, 2012: National application filed. July 25, 2012: Application published as EP2477695.

1601-PCT-EP-(HK)

VAGINAL REMODELING DEVICE AND METHODS, Hong Kong Standard Patent Application No. 12108243.4, Filed

August 22, 2012, corresponding to European Application No. 2010817805, filed March 30, 2012, National Stage of International Application No. PCT/US2010/049045

STATUS: PENDING (Prosecuted by client) August 22, 2012: HK application filed. December 07, 2012: Application published as HK1167590.

1601-PCT-(IN)	VAGINAL REMODELING DEVICE AND METHODS, Indian Application No. 2321/DELNP/2012, filed September 16, 2010, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client)

1601-PCT-(JP)	VAGINAL REMODELING DEVICE AND METHODS, Japanese Application No. 2012-529890, filed March 16, 2012, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client) March 16, 2012: National application filed. February 14, 2013: Application published as JP2013-505069.

616 Dkt Summary

September 22, 2014

1601-PCT-(KR)	VAGINAL REMODELING DEVICE AND METHODS, Korean Application No. 10-2012-7009840, filed April 17, 2012, National Stage of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client) April 17, 2012: National application filed. September 12, 2012: Application published as KR10-2012-0100921.

1601-(TW)	VAGINAL REMODELING DEVICE AND METHODS, Taiwan Application No. 099133093, Filed September 29, 2010, which claim priority of International Application No. PCT/US2010/049045	STATUS: PENDING (Prosecuted by client) September 29, 2010: Application filed. April 01, 2012: Application published as TW201212879.

1602-CN-U	VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), Chinese Utility Model Application No. 201220099603.8, Filed March 16, 2012 Inventors: Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

December 27, 2012: Notice of Grant issued.

April 10, 2013: Patent Certificate issued.

March 13, 2014: Reminded client on Annuity.

March 16, 2022: Patent expires.

DEADLINE:

March 16, 2015: Annuity.

1602-HK

VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), Hong Kong Short-term Patent App’l No. 13102976.9, filed March 11, 2013, which claims the priority of Chinese Utility Model App’l No. 201220099603.8, filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

May 31, 2013: Notice of Publication of the Short-term Patent issued; Reported to client.

June 28, 2013: Patent published; Certificate of Grant of Short Term Patent issued.

July 3, 2013: Reported issuance of Patent to client.

July 11, 2013: Sent original Certificate and Publication to client.

March 11, 2021: Patent expires.

DEADLINE:

March 11, 2017: Renewal fee due.

616 Dkt Summary

September 22, 2014

1603-CN-U

VAGINAL REMODELING DEVICE WITH ELECTRODE FINGER HOLDER

(一种具有电极手指套的修复女性阴道组织的治疗器), Chinese Utility Model Application No. 201220099605.7, Filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

January 08, 2013: Notice of Grant issued.

April 10, 2013: Patent Certificate issued.

March 13, 2014: Reminded client on Annuity.

March 16, 2022: Patent expires.

DEADLINE:

March 16, 2015: Annuity due.

1603-HK

VAGINAL REMODELING DEVICE WITH ELECTRODE FINGER HOLDER

(一种具有电极手指套的修复女性阴道组织的治疗器), Hong Kong Short-term Patent App’l No. 13102975.0, filed March 11, 2013, which claims the priority of Chinese Utility Model App’l No. 201220099605.7, filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

May 31, 2013: Notice of Publication of the Short-term Patent issued; Reported to client.

June 28, 2013: Patent published; Certificate of Grant of Short Term Patent issued. July 3, 2013: Reported issuance of Patent to client.

July 11, 2013: Sent original Certificate and Publication to client.

March 11, 2021: Patent expires.

DEADLINE:

March 11, 2017: Renewal fee due.

1604-CN-U

VAGINAL REMODELING DEVICE WITH TEMPERATURE SENSOR (一种具有温度感应器的修复女性阴道组织的治疗器), Chinese Utility Model Application No. 201220099618.4, Filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

October 17, 2012: Notice of Grant issued.

December 28, 2012: Registration and Annuity Fees Paid.

February 13, 2012: Patent Certificate issued.

March 13, 2014: Reminded client on Annuity.

March 16, 2022: Patent expires.

DEADLINE:

March 16, 2015: Annuity.

616 Dkt Summary

September 22, 2014

1604-HK

VAGINAL REMODELING DEVICE WITH TEMPERATURE SENSOR (一种具有温度感应器的修复女性阴道组织的治疗器), Hong Kong Short-term Patent App’l No. 13102974.1, filed March 11, 2013, which claims the priority of Chinese Utility Model App’l No. 201220099618.4, filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

May 31, 2013: Notice of Publication of the Short-term Patent issued; Reported to client.

June 28, 2013: Patent published; Certificate of Grant of Short Term Patent issued. July 3, 2013: Reported issuance of Patent to client.

July 11, 2013: Sent original Certificate and Publication to client.

March 11, 2021: Patent expires.

DEADLINE:

March 11, 2017: Renewal fee due.

1607-CN-U

VAGINAL REMODELING DEVICE WITH DIRECTIONAL SENSORS(一种裝有方向感应器的修复阴道组织的治疗器), Chinese Utility Model Application No. 201220099620.1, Filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

October 31, 2012: Notice of Grant issued.

February 27, 2013: Patent Certificate issued.

March 13, 2014: Reminded client on Annuity.

March 16, 2022: Patent expires.

DEADLINE:

March 16, 2015: Annuity.

1607-HK

VAGINAL REMODELING DEVICE WITH DIRECTIONAL SENSORS(一种裝有方向感应器的修复阴道组织的治疗器), Hong Kong Short-term Patent App’l No. 13102973.2, filed March 11, 2013, which claims the priority of Chinese Utility Model App’l No. 201220099620.1, filed March 16, 2012

Inventors:

Jerome JACKSON; Steven Marc LOPEZ; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

May 31, 2013: Notice of Publication of the Short-term Patent issued; Reported to client.

June 28, 2013: Patent published; Certificate of Grant of Short Term Patent issued. July 3, 2013: Reported issuance of Patent to client.

July 11, 2013: Sent original Certificate and Publication to client.

March 11, 2021: Patent expires.

DEADLINE:

March 11, 2017: Renewal fee due.

616 Dkt Summary

September 22, 2014

1608-CN-U

VAGINAL REMODELING DEVICE AND SYSTEM WITH DEPTH MARKERS (一种具有深度标记的修改阴道组织的仪器和系统), Chinese Utility Model Application No. 201220099634.3, Filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

December 04, 2012: Notice of Grant issued.

March 20, 2013: Patent Certificate issued.

March 13, 2014: Reminded client on Annuity.

March 16, 2022: Patent expires.

DEADLINE:

March 16, 2015: Annuity due.

1608-HK

VAGINAL REMODELING DEVICE AND SYSTEM WITH DEPTH MARKERS (一种具有深度标记的修改阴道组织的仪器和系统), Hong Kong Short-term Patent App’l No. 13102972.3, filed March 11, 2013, which claims the priority of Chinese Utility Model App’l No. 201220099634.3, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

May 31, 2013: Notice of Publication of the Short-term Patent issued; Reported to client.

June 28, 2013: Patent published; Certificate of Grant of Short Term Patent issued. July 3, 2013: Reported issuance of Patent to client.

July 11, 2013: Sent original Certificate and Publication to client.

March 11, 2021: Patent expires.

DEADLINE:

March 11, 2017: Renewal fee due.

1611-CN

VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), Chinese Application No. 201210069908.9, Filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

December 16, 2011: Combining subject matters from 1602-CN and 1608-CN.

March 13, 2012: Draft application sent to client for approval.

March 14, 2012: Client comments on figures.

March 15, 2012: Revised figures sent to client for approval.

March 20, 2012: Reported filing of application.

September 18, 2013: Application published.

September 25, 2013: Notice of Publication issued; Request for Examination filed.

October 08, 2013: Notice of Entry into Substantive Examination issued.

October 29, 2013: Reported Notice of Publication and Notice of Entry into Substantive Examination to client.

October 31, 2013: Client instructed not to file amendment.

March 12, 2014: Client confirmed not to file HK standard application based on this application.

Waiting for Office Action

616 Dkt Summary

September 22, 2014

1612-CN

VAGINAL REMODELING DEVICE WITH TEMPERATURE SENSORS OR DEPTH MARKERS (一种具有温度感应器或深度标记的修复阴道组织的治疗器), Chinese Application No. 201210069910.6, Filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

December 16, 2011: Combining subject matters from 1604-CN and 1608-CN.

March 13, 2012: Draft application sent to client for approval.

March 14, 2012: Client approved.

March 20, 2012: Reported filing of application.

September 18, 2013: Application published.

September 25, 2013: Notice of Publication issued; Request for Examination filed.

September 30, 2013: Notice of Entry into Substantive Examination issued.

October 29, 2013: Reported Notice of Publication and Notice of Entry into Substantive Examination to client.

November 04, 2013: Voluntary Amendment on Specification and Claims filed.

November 05, 2013: Reported filed Voluntary Amendment to client.

March 12, 2014: Client confirmed not to file HK standard application based on this application.

September 04, 2014: Office Action issued.

DEADLINES:

January 19, 2015: File Response to Office Action

March 19, 2015 (abs): File Response to Office Action

616 Dkt Summary

September 22, 2014

1613-CN

VAGINAL REMODELING DEVICE WITH DIRECTIONAL SENSORS OR DEPTH MARKERS  (一种具有方向感应器或深度标记的修复阴道组织的治疗器), Chinese Application No. 201210069909.3, Filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

December 16, 2011: Combining subject matters from 1607-CN and 1608-CN.

March 13, 2012: Draft application sent to client for approval.

March 14, 2012: Client comments on figures.

March 15, 2012: Revised figures sent to client for approval.

March 20, 2012: Reported filing of application.

September 18, 2013: Application published.

September 25, 2013: Notice of Publication issued; Request for Examination filed.

October 09, 2013: Reported Notice of Publication and Notice of Entry into Substantive Examination to client.

November 04, 2013: Voluntary Amendment on Specification and Claims filed.

November 05, 2013: Reported filed Voluntary Amendment to client.

March 12, 2014: Client confirmed not to file HK standard application based on this application.

August 26, 2014: Office Action issued.

September 03, 2014: Reported Office Action to client.

DEADLINES:

January 10, 2015: File Response to Office Action

March 10, 2015 (absolute): File Response to Office Action

1614-CN

VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), Chinese Application No. 201210069906.X, Filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

December 16, 2011: Combining subject matters from 1602-CN, 1603-CN, 1604-CN, 1607-CN and 1608-CN.

March 13, 2012: Draft application sent to client for approval.

March 14, 2012: Client comments on figures.

March 15, 2012: Revised figures sent to client for approval.

March 21, 2012: Reported filing of application.

September 18, 2013: Application published.

September 25, 2013: Notice of Publication issued; Request for Examination filed.

September 30, 2013: Reported Notice of Publication and Notice of Entry into Substantive Examination to client.

October 31, 2013: Client instructed not to file amendment.

March 12, 2014: Client instructed to file HK standard application based on this application.

September 04, 2014: Office Action issued.

DEADLINES:

January 10, 2015: File Response to Office Action

March 10, 2015 (absolute): File Response to Office Action

616 Dkt Summary

September 22, 2014

1614-CN-HK

VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), HK Application No. 14102600.2, filed March 15, 2014, corresponding to Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

March 12, 2014: Client instructed to file HK standard application based on 1614-CN.

March 15, 2014: Request to Record a Designated Patent (Stage 1 application) filed.

March 17, 2014: Reported to client on filed application.

April 25, 2014: Accorded Filing Date Notification Letter issued and reported to client.

May 16, 2014: Notification of Publication of the Request to Record issued

May 19, 2014: Reported Notification of Publication of the Request to Record.

June 13, 2014: Request to Record published.

June 17, 2014: Reported publication of Request to Record.

File Request for Registration and Grant (Stage 2 application) once the Chinese application is granted

1614-CN-U

VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), Chinese Utility Model Application No. 201220099648.5, Filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENTED

December 24, 2012: Notice of Grant issued.

April 10, 2013: Patent Certificate issued.

March 13, 2014: Reminded client on Annuity.

March 16, 2022: Patent expires.

DEADLINE:

March 16, 2015: Annuity due.

616 Dkt Summary

September 22, 2014

1614-HK

VAGINAL REMODELING DEVICE (一种修复女性阴道组织的治疗器), Hong Kong Short-term Patent App’l No. 13102971.4, filed March 11, 2013, which claims the priority of Chinese Utility Model App’l No. 201220099648.5, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PATENETD

May 31, 2013: Notice of Publication of the Short-term Patent issued; Reported to client.

June 28, 2013: Patent published; Certificate of Grant of Short Term Patent issued. July 3, 2013: Reported issuance of Patent to client.

July 11, 2013: Sent original Certificate and Publication to client.

March 11, 2021: Patent expires.

DEADLINE:

March 11, 2017: Renewal fee due.

616 Dkt Summary

September 22, 2014

1614-A-PCT

VAGINAL REMODELING DEVICE AND METHOD, International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

March 15, 2013: Application filed.

April 8, 2013: Client agreed to postpone entry into Luxembourg until the EP case is allowed and to file application in UK, France, Germany and Italy.

April 11, 2013: Client sent prioritizations on countries for 1614 application: US, Europe, China, Hong Kong, Japan, Canada, Brazil, Mexico, Australia, India, South Korea, Singapore and Luxembourg.

April 12, 2013: Reported receipt of PCT Notifications of International Application Number and of the International Filing Date, Concerning Payment of Prescribed Fees, Receipt of Search Copy, and Invitation to Correct Defects in the International Application.

April 29, 2013: Priority document received by WIPO.

April 30, 2013: Reported receipt of PCT Notification of Date of Receipt of Priority Document or of Priority Application Number; Client informed application is not entering China.

May 22, 2013: Communication to Invitation to Correct Defects filed.

May 28, 2013: Receipt of PCT Notices of Receipt of Record Copy and Priority Document.

June 06, 2013: Receipt of PCT Notification of Transmittal of The International Search Report and The Written Opinion, International Search Report (ISR) and Written Opinion (WO).

June 15, 2013: Client inquired about protection in Russia and considered to begin prosecution within the next few months.

August 02, 2013: Client confirmed not filing Amendment under Article 19.

September 19, 2013: Notification Concerning Availability of the Publication of the International Application issued; Application published.

October 14, 2013: Client sent updated list of prioritized countries and request quotation and informed will make final decision by June 16, 2014.

October 17, 2013: PCT First Notice issued.

October 22, 2013: Reported issuance of PCT First Notice to client.

November 01, 2013: Sent options and cost for filing application in Saudi Arabia; Client would give further instructions.

June 16, 2014: Reminded client on national stage entry.

July 10, 2014: Informal Comments to Written Opinion filed with WIPO; Reported filed Informal Comments to client; Discussed with client on national entry.

July 11, 2014: PCT Communication issued acknowledging receipt of Informal Comments.

July 14, 2014: Reported PCT Communication to client.

July 22, 2014: Client confirmed entering Europe, Japan, Canada, Brazil, Mexico, India, South Korea and Singapore.

July 23, 2014: Client considered entering Russia, Australian or New Zealand after the 31-month deadline in view of financial status.

August 28, 2014: Informed client that Canadian entry can be extended to September 16, 2015 with fee, but Mexican entry cannot be extended.

August 29, 2014: Client instructed to postpone Canadian entry to September 16, 2015.

September 11, 2014: Client confirmed not to file any Australian or New Zealand applications.

DEADLINES:

PCT National or Regional Phase Entry

October 16, 2014: 31 months after earliest priority date

Countries/Regions Considered (as of 10/14/2013):

Tier 1: US (1614-A-US), Europe, Japan, Canada, China/HK (1614-CN, 1614-CN-HK, 1614-CN-U, 1614-HK)

Tier 2: Brazil, Mexico, Australia, India, South Korea

Tier 3: Singapore, Taiwan (1614-A-TW), Russia, New Zealand, Saudi Arabia, UAE, Israel

Tier 4: All other markets

Per August 29, 2014 email, client may file Canadian application by September 16, 2015.

616 Dkt Summary

September 22, 2014

1614-A-PCT-BR

VAGINAL REMODELING DEVICE AND METHOD, Brazilian Application No. 1120140228663, filed September 16, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

September 16, 2014: Application filed in Portuguese.

DEADLINES:

November 15, 2014: File Power of Attorney (original not required).

March 15, 2016: File Request for Examination and Voluntary Amendment.

June 15, 2015: Annuity Due.

1614-A-PCT-CA

VAGINAL REMODELING DEVICE AND METHOD, Canadian National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: TO BE FILED

August 29, 2014: Client instructed to postpone Canadian entry to September 16, 2015.

DEADLINES:

September 16, 2015: Absolute deadline to enter Canada (with late entry fee).

Need to remind client by June 16, 2015 on filing application.

616 Dkt Summary

September 22, 2014

1614-A-PCT-EP

VAGINAL REMODELING DEVICE AND METHOD, European Application No. XXX, filed XXX, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: TO BE FILED July 22, 2014: Client confirmed filing European application. DEADLINES: October 16, 2014: Absolute deadline to enter Europe.

1614-A-PCT-IN

VAGINAL REMODELING DEVICE AND METHOD, Indian Application No. XXX, filed XXX, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: TO BE FILED July 22, 2014: Client confirmed filing Indian application. DEADLINES: October 16, 2014: Absolute deadline to enter India.

1614-A-PCT-JP

VAGINAL REMODELING DEVICE AND METHOD, Japanese Application No. Not yet known, filed September 16, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

September 16, 2014: Application filed in English; Petition for a 2-month extension for Japanese translation filed; Reported filed application to client.

DEADLINES:

November 16, 2014: File Japanese translation of application.

March 15, 2016: File Request for Examination and Voluntary Amendment.

File Power of Attorney (original required).

616 Dkt Summary

September 22, 2014

1614-A-PCT-KR

VAGINAL REMODELING DEVICE AND METHOD, Korean Application No. XXX, filed XXX, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: TO BE FILED July 22, 2014: Client confirmed filing Korean application. DEADLINES: October 16, 2014: Absolute deadline to enter Korea.

1614-A-PCT-MX

VAGINAL REMODELING DEVICE AND METHOD, Mexican Application No. MX/A/2014/011097, filed September 15, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

September 10, 2014: Client confirmed small entity status of Viveve.

September 15, 2014: Application filed in English.

DEADLINES:

November 16, 2014: File Spanish translation of application.

Need to instruct FA by October 16, 2014 to translate application.

File Power of Attorney (original required).

616 Dkt Summary

September 22, 2014

1614-A-PCT-SG

VAGINAL REMODELING DEVICE AND METHOD, Singapore Application No. 11201405630T, filed September 11, 2014, National Stage of International App’l No. PCT/US13/32066, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

September 11, 2014: Application filed.

September 19, 2014: Reported filed application to client.

DEADLINES:

March 16, 2015 (36-month): File Request for Examination.

March 16, 2015 (36-month): File Request for Combined Search and Examination.

September 16, 2016 (54-month): File Request for Supplementary Examination based on Prescribed Information. *

* File when there is any positive Search and Examination result, or a granted patent from any of the prescribed countries**. Must be filed before issuance of an Examination Report, if a Request for Examination or Request for Combined Search and Examination has been filed.

** Prescribed Countries are Australia, Canada, Europe, Japan, New Zealand, Republic of Korea, United Kingdom and United States of America.

1614-A-TW

VAGINAL REMODELING DEVICE AND METHOD, Taiwanese App’l No. 102109033, filed March 14, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

March 12, 2013: Client sent executed POA.

March 14, 2013: Application filed with English Specification and Figures.

March 18, 2013: Reported application filed.

March 27, 2013: Sent revised Chinese Specification and Figures to Foreign Associate.

April 15, 2013: Sent Priority document to Foreign Associate.

May 28, 2013: Priority document and Chinese Specification and Figures filed.

May 30, 2013: Reported filed Priority document, Chinese specification and Figure.

September 23, 2013: Foreign Associate informed application will be published on October 01, 2013.

October 01, 2013: Application laid-open.

October 14, 2013: Request to correct inventor name filed.

October 15, 2013: Client wanted to add “and/or exhaust” into the specification.

October 22, 2013: Request to correct inventor name allowed.

October 28, 2013: Reported Correction of inventor name to client.

October 31, 2013: Client would give instruction on filing Voluntary Amendment in early 2014.

DEADLINE:

March 14, 2016: Filing Request for Substantive Examination and Voluntary Amendment.

616 Dkt Summary

September 22, 2014

1614-A-US

VAGINAL REMODELING DEVICE AND METHOD, U.S. Serial No. 13/835,748, filed March 15, 2013, claiming priority of Chinese Application No. 201210069906.X, filed March 16, 2012

Inventors:

Donald I. GALEN; Jerome JACKSON; Steven Marc LOPEZ; Russell MEIROSE; Ian F. SMITH; Srihari YAMANOOR

STATUS: PENDING

March 11, 2013: Sent client draft and formal papers to be filed

March 12, 2013: Client sent executed POA.

March 14, 2013: Client sent executed Declaration from five inventors.

March 15, 2013: Application and Preliminary amendment filed.

March 18, 2013: Reported application filed.

March 20, 2013: Client sent IDS checklist and relevant materials.

March 29, 2013: Client sent Declaration from Dr. Galen.

May 17, 2013: Reported filed Response to Notice to File Corrected Application Papers and Declaration from Dr. Galen.

May 22, 2013: Reported receipt of Filing Receipt and Notice of Acceptance of Power of Attorney;

May 29, 2013: Reported receipt of updated Filing Receipt.

July 17, 2013: IDS filed.

July 18, 2013: Reported filing of IDS.

September 19, 2013: Notice of Publication of Application issued; Application published as US 2013/0245728.

September 23, 2013: Reported published application to client.

September 19, 2014: Sent IDS to client for review.

Waiting for action from USPTO

Other Ideas	SELF-ALIGNING TIP

October 07, 2011: Client sent idea in e-mail.

November 29, 2011: S. Lopez Update – “Viveve will not pursue this invention filing. Per previous discussion with K. Pope, idea incorporating ratcheting tip clocking mechanism deemed too expensive to manufacture against COGS target.”

	FLOATING HAND PIECE CABLE	October 07, 2011: Client sent idea in e-mail. November 09, 2011: Not to be pursued.

VISUAL LOCATOR MARKING ON HAND PIECE

October 07, 2011: Client sent idea in e-mail.

November 29, 2011: S. Lopez Update – “Visual markers incorporated into disposable treatment tip instead of hand piece. Embodiments for depth markers already submitted by Viveve under docket number 1608-CN.”

616 Dkt Summary

September 22, 2014

TREATMENT TIP SOFTWARE

October 04, 2011: Client sent idea in e-mail.

November 29, 2011: S. Lopez Update – “Viveve will not pursue this invention filing in China. Per previous discussion with K. Pope, idea is likely considered a method and cannot be patented in China. Also, idea would provide too much confidential detail on how Viveve’s software operates the Viveve tip.”

MANUFACTURING INSPECTION PROCESS TO CHECK TREATMENT TIP

October 04, 2011: Client sent idea in e-mail.

November 29, 2011: S. Lopez Update – “Viveve will not pursue this invention filing in China. Per previous discussion with K. Pope, idea is a method and cannot be patented in China. Per K. Pope, may later elect to file method invention in the USA.”

DIRECTIONAL SENSOR TO CONTROL CRYOGEN FLOW

September 20, 2011: Client sent idea in e-mail.

November 29, 2011: S. Lopez Update – “Cryogen flow control using directional sensors already documented under summary submitted by Viveve for docket number 1607-CN.”

MULTIPLE ELECTRODE CIRCUITS

September 20, 2011: Client sent idea in e-mail.

November 29, 2011: S. Lopez Update – “Multiple electrode circuit embodiment already documented in distributed electrode design (conical, round, etc) under docket numbers 1602-CN and 1603-CN. Updated sketches for docket number 1603-CN due from Stellartech on 11-30-11.”

Location: V-2

616 Dkt Summary

September 22, 2014

CONTACT INFORMATION:

Patricia Scheller Chief Executive Officer and Director Viveve, Inc 150 Commercial Street, Sunnyvale, CA 94086-5201 Telephone: 267-337-3583 Email: pscheller@viveve.com	Steve Lopez Director, Operations Viveve, Inc. 150 Commercial Street, Sunnyvale, CA 94086-5201 Telephone: 650-321-3332 x 205 E-mail: slopez@viveve.com	Scott Durbin Chief Financial Officer Viveve, Inc. 150 Commercial Street, Sunnyvale, CA 94086-5201 Email: sdurbin@viveve.com

X:\Central E-File of Cases\Dockets\Docket Summaries\VIVEVE\Docket Summary\2014\616 Docket Summary 2014-09-22.doc

EXHIBIT C

TRADEMARKS

Description	Registration/ Application Number	Registration/ Application Date

VIVEVE	4,222,217	10/09/12

ALSO SEE ATTACHED PAGES.